Exhibit 99.1

FOR IMMEDIATE RELEASE:

February 10, 2020

INTERNATIONAL ISOTOPES INC. ANNOUNCES

U.S. FOOD AND DRUG ADMINISTRATION

APPROVAL OF THEIR ANDA FOR

SODIUM IODIDE I-131

Idaho Falls, ID. February 10, 2020 – International Isotopes Inc. (OTCQB: INIS) (the “Company”) is pleased to announce it has received approval from the U.S. Food and Drug Administration (FDA) for its SODIUM IODIDE I-131 pharmaceutical product. SODIUM IODIDE I-131 is a radioactive therapeutic agent indicated for the treatment of hyperthyroidism and carcinoma of the thyroid. The American Cancer Society estimates more than fifty thousand adults in the United States are diagnosed with thyroid cancer each year.

Steve T. Laflin, President and CEO of the Company, said, “We are very pleased to have gained FDA approval of this important pharmaceutical product, which is the only FDA approved generic product of its type manufactured in the United States. INIS has long established itself as a reliable supplier of radiochemicals and we have earned a reputation for high quality products and excellent customer service. Extending our reach to provide FDA approved products is a logical extension of our current supply arrangements. INIS has several additional products at various stages of development in our pipeline. With the successful FDA approval of our first pharmaceutical product, we look forward to utilizing SODIUM IODIDE I-131 as a springboard to advance additional products we have under development. SODIUM IODIDE I-131 will be an important addition to the Company’s product offerings, and we anticipate launching commercial distribution in the very near future.”

About INIS’s Sodium Iodide I-131 Product

Radiochemical Sodium Iodide I-131 is utilized for the preparation of sodium iodide I-131 capsules and solution. To use Sodium Iodide I-131 safely and effectively please see the full prescribing information for Sodium Iodide I-131 included in product labeling as well as all warnings, precautions, possible adverse reactions, and drug interactions.

About International Isotopes Inc.

International Isotopes Inc. manufactures a full range of nuclear medicine calibration and reference standards and provides radiochemicals for clinical research and life sciences. The Company also produces a variety of cobalt-60 products such as teletherapy sources and performs contract manufacturing of select radiopharmaceutical products for clients.

Forward-Looking Statements

Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, the expectations for product sales of the new FDA approved product. Information contained in such forward-looking statements is based on current expectations and is subject to change. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Other factors, which could materially affect such forward-looking statements, can be found in the Company’s filings with the Securities and Exchange Commission at www.sec.gov, including our Annual Report on Form 10-K for the year ended December 31, 2018. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

FOR MORE INFORMATION CONTACT:

David Drewitz

Creative Options Communications

Investor and Public Relations

david@creativeoptionscommunications.com

www.creativeoptionsmarketing.com

Phone: 972-814-5723

For more information, please visit the Company web site: www.intisoid.com

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